Exhibit 99.48

MBNA MASTER CREDIT CARD TRUST II

SERIES 2000-D

KEY PERFORMANCE FACTORS
August 31, 2000



Expected B Maturity 4/16/2007


Blended Coupon 6.9546%


Excess Protection Level
3 Month Average   4.83%
August, 2000   5.43%
July, 2000   5.90%
June, 2000   3.15%


Cash Yield19.12%


Investor Charge Offs 4.51%


Base Rate 9.17%


Over 30 Day Delinquency 4.84%


Seller's Interest10.94%


Total Payment Rate14.32%


Total Principal Balance$55,220,806,818.68


 Investor Participation Amount$850,000,000.00


Seller Participation Amount$6,039,606,300.19